SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event report)  May 15, 2001 (April 27, 2001)

Conestoga Enterprises, Inc.
(Exact name of registrant as specified in its charter)

Pennsylvania                                                 33-30715                                  23-256-5087
(State or other jurisdiction (Commission (IRS Employer of incorporation) File Number) Identification No)

202 East First Street, Birdsboro, Pennsylvania                                                                  19508
(Address of principal executive officers)                                                                          (Zip Code)

Registrant's telephone number, including area code              610-582-8711

(Former name or former address, if changed since last report.)

Item 5. Other Events.

    On April 27, 2001, the Registrant issued a press release, attached hereto as Exhibit 99.1, in which the Registrant discussed certain strategic alternatives that it may or may not pursue.

Item 7. Financial Statements and Exhibits

           (c) Exhibits

     99.1 Press Release, dated April 27, 2001

______________________________________________________________________

CONESTOGA ENTERPRISES, INC.     NEWS RELEASE

______________________________________________________________________

FOR IMMEDIATE RELEASE      APRIL 27, 2001

CONESTOGA ENTERPRISES, INC. EXPLORING STRATEGIC ALTERNATIVES

     Conestoga Enterprises, Inc. (NASDAQ: CENI) announced today that it has engaged Legg Mason Wood Walker, Incorporated as its financial advisor to assist the Company in the exploration and evaluation of strategic alternatives. These alternatives include the potential sale or merger of the Company, spinning off or selling certain of the Company's properties, entering into other business combinations and/or remaining independent.

     Commenting on the Company's decision to explore these alternatives, John Bentz, Chairman of the Board stated, "We believe that this is an appropriate time for Conestoga Enterprises, Inc. to review its strategic direction. We have engaged Legg Mason to assist us because of their knowledge and experience in the telecommunications industry and in the evaluation of strategic alternatives." "Whatever strategic course of action the Board decides to pursue on behalf of the Company, it will be one that is designed to continue to create value for our shareholders," he concluded. Mr. Bentz cautioned, however, that it was possible that no action would be taken or, if a business combination were proposed, that there could be no assurance as to the form of the transaction or the type or amount of the consideration that may be received by either the Company or its shareholders.

     The Company declined to comment on specific transaction alternatives and noted that, as a matter of corporate policy, it will not comment on any specific transaction or discussion with any prospective party, nor will it comment on any rumors relating to the foregoing.

     Conestoga Enterprises, Inc. is a Birdsboro, Pennsylvania-based integrated communications provider with subsidiaries providing local and long distance services, wireless PCS service, cable television, paging, Internet access and communications solutions. The Company provides services in southeastern and central Pennsylvania.

     Except for historical information, the above statements of this press release (including without limitation expressions of expectation, belief, anticipation or estimation of the Company or its management) are forward-looking statements that are subject to certain risks and uncertainties that could cause actual results to differ materially from those set forth in the forward-looking statements. The forward-looking statements include, but are not limited to, statements related to the possibility of successful completion of any strategic transaction or enhancement of shareholder value. These risks and uncertainties also include risks detailed in the Company's most recent Form 10-K and Form 10-Q filed with the SEC (each of which are available from the Company or at http://www.sec.gov). These forward-looking statements speak only as of the date of this press release. After the issuance of this release, the Company might come to believe that certain forward-looking statements contained in this release are no longer accurate. The Company shall not have any obligation, however, to release publicly any corrections or revisions to any forward-looking statements contained in this release.

Contact:	Albert H. Kramer President Conestoga Enterprises, Inc. 202 East First Street Birdsboro, PA 19508 610-582-6204

SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned here unto duly authorized.

CONESTOGA ENTERPRISES, INC.
By:_________________________________ Name: Albert H. Kramer Title: President

Date: May 15, 2001